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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 1997

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                          NORFOLK SOUTHERN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          VIRGINIA                         1-8339                        52-1188014
 STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)
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              THREE COMMERCIAL PLACE, NORFOLK, VIRGINIA 23510-2191
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (757) 629-2680

                                   NO CHANGE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5.  OTHER EVENTS.

     On April 8, 1997, Registrant issued a press release announcing that it has entered into an agreement (the "Agreement") with CSX Corporation ("CSX") providing for a joint acquisition of Conrail Inc. ("Conrail"). Under the terms of the Agreement, Registrant and CSX will jointly acquire all outstanding shares of Conrail not already owned by them for $115 in cash per share. In connection therewith, Registrant's pending tender offer to acquire Conrail shares has been terminated and CSX's pending tender offer to acquire Conrail shares will be amended, among other things, to include Registrant as a co-bidder (the "Joint Offer") and to extend its expiration date to May 23, 1997.

     The estimated cost of the Joint Offer and of Conrail shares already acquired by Registrant and by CSX is approximately $10.2 billion. Pursuant to the Agreement, Registrant will bear 58% of the cost (or approximately $5.9 billion, of which approximately $1 billion has previously been expended) to acquire the Conrail shares and CSX will bear 42% of such cost, in each case taking into consideration amounts previously paid by each of them to acquire Conrail shares. In addition, the Agreement provides that, upon consummation of the Joint Offer and completion of the second-step merger specified in the Agreement, and subject to regulatory approval, specified assets and liabilities of Conrail will be allocated between Registrant and CSX pursuant to leasing, operating, partnership or other arrangements, and the remaining assets and liabilities of Conrail will be pooled and either shared or allocated between Registrant and CSX on a ratable basis in accordance with the percentage of the total consideration paid (including liabilities assumed) by Registrant and CSX, respectively (such acquisition by Registrant of, or of the right to use, the assets allocated to or shared by Registrant pursuant to the Agreement and the assumption by Registrant of the liabilities allocated to or shared by it pursuant to the Agreement, the "Transaction").

     Registrant and CSX intend to file a joint application with the Surface Transportation Board ("STB") in June seeking approval of the Conrail acquisition and division. The shares purchased in the Joint Offer will be placed in a joint voting trust pending STB approval which is expected in early 1998. Following consummation of the Joint Offer, Registrant expects to use equity accounting for financial reporting purposes. Following STB approval, Registrant plans to consolidate its interest in Conrail for financial reporting purposes.

     The foregoing description of the press release and the Agreement are qualified in their entirety by reference to the full texts thereof, copies of which have been included as exhibits hereto and are incorporated herein by reference.

     Registrant has identified a number of synergies related to the Transaction which its management believes can be achieved that will yield in 1996 dollars about $90 million in 1998, $220 million in 1999 and $350 million by the year 2000. These synergy estimates reflect anticipated operating expense savings and revenue enhancements. Expense savings are expected to result from, among other things, reduced general and administrative expenses, improved equipment utilization and maintenance, improved use of rail yards and routes, coupled with maintenance of way efficiencies, and more efficient transportation operations. Revenue enhancements are expected to result from net new business (single-line service, new coal traffic and the diversion of truck traffic to rail). Registrant anticipates the synergies from the Transaction will result in accretion in Registrant's earnings per share of about 5% beginning in 1999, 10% in 2000, growing to more than 15% in 2001 and thereafter. In 1997 and 1998, Registrant expects the acquisition to be dilutive to earnings by approximately 6% in each year. Cash earnings before goodwill should be accretive beginning in 1998 and Registrant currently estimates that it will book about $1.2 billion in goodwill in accounting for the Transaction.

     To finance the Transaction, Registrant expects to access the public and private debt markets through the use of additional commercial paper and term debt. Registrant anticipates that the additional $5 billion in debt to be issued to finance the Transaction will bring its debt-to-total-capitalization to about 60%.

     The foregoing estimates of cost savings, synergies, projected earnings per share and pro forma financial information are "forward-looking" and inherently subject to significant uncertainties and contingencies, many of which are beyond the control of Registrant, including: (a) future economic conditions in the markets in which Registrant and Conrail operate; (b) financial market conditions; (c) inflation rates; (d) changing competition; (e) changes in the economic regulatory climate in the United States railroad industry; (f) the

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ability to eliminate duplicative administrative functions; and (g) adverse changes in applicable laws, regulations or rules governing environmental, tax or accounting matters. There can be no assurance that the estimated savings, revenue increases, synergies, projected earnings per share and pro forma financial information will be achieved and actual savings, revenue increases, synergies, projected earnings per share and pro forma financial information may vary materially from those estimated. The inclusion of such estimates herein should not be regarded as an indication or affirmation that Registrant or any other party considers such estimates an accurate prediction of future events.

ITEM 7(C).  EXHIBITS.

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     99.1  Press Release issued by Registrant and CSX on April 8, 1997.
     99.2 Agreement, dated April 8, 1997, between Registrant and CSX, including Exhibits thereto.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 1997

                                         NORFOLK SOUTHERN CORPORATION
                                                   (Registrant)

                                          By: /s/ DEZORA M. MARTIN

                                          --------------------------------------
                                              (signature)
                                              Dezora M. Martin
                                              Corporate Secretary

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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER
SYSTEM                                       DESCRIPTION
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
99.1     Press Release issued by Registrant and CSX on April 8, 1997.
99.2     Agreement, dated April 8, 1997, between Registrant and CSX, including exhibits thereto.
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